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                                                                 Exhibit (10)(k)

                              EMPLOYMENT AGREEMENT

       This Employment Agreement (the "AGREEMENT") is entered into as of September 21, 1999, between Calloway's Cornelius, Inc., a Texas corporation (the "EMPLOYER"), and C. Sterling Cornelius, an individual residing in Houston, Texas (the "EMPLOYEE").

       WHEREAS, the Employer desires to employ the Employee, and the Employee desires to be employed by the Employer, upon the terms and conditions set forth in this Agreement;

       NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                   SECTION 1.
                                   EMPLOYMENT

       1.1 EMPLOYMENT. The Employer hereby employs the Employee and the Employee hereby accepts employment by the Employer for the period and upon the terms and conditions contained in this Agreement.

       1.2 OFFICE AND DUTIES. The Employee shall serve the Employer as President, with the authority, duties and responsibilities customarily incident to such office. The Employee shall perform such other executive services commensurate with his position as may from time to time be assigned to the Employee by the Chairman of the Board of the Employer. Further, the Employee's actions shall at all times be subject to the direction of the Chairman of the Board of the Employer.

       1.3 PERFORMANCE. During the term of employment under this Agreement, the Employee shall devote on a full-time basis all of his time, energy, skill and best efforts to the performance of his duties hereunder in a manner that will faithfully and diligently further the business and interests of the Employer. The Employee shall comply with the employee policies or written manuals of the Employer as they exist from time to time. The Employee shall not work either on a part-time or independent contractor basis for any other business or enterprise during the term of employment under this Agreement.

       1.4 PLACE OF WORK. The Employee shall perform services under this Agreement at the Employer's principal office in the Houston, Texas area, and at such other place or places as the Employer may in good faith require. However, the Employee understands that he may be required to travel in connection with the performance of his duties.

                                   SECTION 2.
                                      TERM

       1.5 TERM. Unless otherwise terminated in accordance with Sections 4 or 5, the term of employment hereunder (the "TERM") shall be for a period of three (3) years from the date of this Agreement. If the Employee's employment is terminated as set forth herein, the Term shall end on the effective date of such termination of employment.




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                                   SECTION 3.
                           COMPENSATION FOR EMPLOYMENT

       1.6 BASE SALARY. During the Term, the base annual compensation of the Employee for all of his employment services to the Employer under this Agreement shall be $125,000, which the Employer shall pay to the Employee in equal installments and in accordance with the normal payroll policies of the Employer.

       1.7 ANNUAL BONUS. Each year during the Term, the Employee will receive an annual bonus from a bonus fund that shall be equal to 10% of the combined pre-tax profit of the Employer, calculated in accordance with the normal accounting practices of the Employer. A portion or portions of such bonus fund may be paid to one or more other employees of the Employer if such employees are part of the Employer's succession plan, with such portion or portions being in such amounts as are determined by the Employee, with the approval of the Chairman of the Board of the Employer.

       1.8 PAYMENT AND REIMBURSEMENT OF EXPENSES. During the Term, the Employer shall pay or reimburse the Employee for all reasonable travel and other expenses incurred by the Employee in performing his obligations under this Agreement in accordance with the policies and procedures of the Employer, provided that the Employee properly accounts for such expenses in accordance with the regular policies of the Employer.

       1.9 OTHER BENEFITS. During the Term, the Employee shall be entitled to participate in or receive benefits under any plan or arrangement made available by the Employer to its senior executive officers, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. Any such plan or arrangement shall be revocable and subject to termination or amendment at any time.

       1.10 VACATION. During each year of the Term and in accordance with the regular policies of the Employer, the Employee shall be entitled to three (3) weeks of vacation, during which his compensation hereunder shall be paid in full. Such vacation shall be taken at times consistent with the effective discharge of the Employee's duties. If the Employee does not use the entire vacation allotted to him in any fiscal year of the Term, any unused amounts shall expire and be forfeited by the Employee without compensation by the Employer.

                                   SECTION 4.
                              TERMINATION FOR CAUSE

       1.11 TERMINATION; CAUSE. The Employer may terminate the employment of the Employee at any time for Cause. For purposes hereof, "CAUSE" means any of the following:

              (1) the failure by the Employee to perform his duties hereunder to the reasonable satisfaction of the Chairman of the Board of the Employer; or

              (2) the breach by the Employee of any of the terms of this Agreement;

provided, however, that the events described in clauses (a) and (b) above shall not constitute Cause unless the Employer gives the Employee written notice of such event, and the Employee thereafter fails to cure such event within 10 days after receipt of such notice.

       1.12 EMPLOYER OBLIGATIONS TO EMPLOYEE. Upon termination for Cause, the Employer shall have no further liability or obligation to the Employee under this Agreement or otherwise in connection with his employment hereunder, except for (a) any unpaid salary accrued through the date of termination, (b) any unreimbursed expenses properly incurred prior to the date of



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termination, and (c) any rights granted to the Employee under applicable law or any employee benefit plan (in accordance with the terms of any such plan).

                                   SECTION 5.
                              VOLUNTARY TERMINATION

       1.13 VOLUNTARY TERMINATION. The Employee may voluntarily terminate his employment at any time. In such event, the Employer shall have no further liability or obligation to the Employee under this Agreement or otherwise in connection with his employment hereunder, except for (a) any unpaid salary accrued through the date of termination, (b) any unreimbursed expenses properly incurred prior to the date of termination, and (c) any rights granted to the Employee under applicable law or any employee benefit plan (in accordance with the terms of any such plan).

                                   SECTION 6.
                                 NONCOMPETITION

       1.14 DESCRIPTION OF PROSCRIBED ACTIONS. In consideration for the Employer's obligations hereunder and in consideration of the benefits to the Employee under the Asset Purchase Agreement between Calloway's Nursery, Inc., Cornelius Nurseries Inc., Turkey Creek Farms, Inc. and Wholesale Landscape Distributors, Inc., dated as of June 3, 1999, during the Term and for three (3) years thereafter (unless such period is extended pursuant to the terms of this Agreement), the Employee shall not:

              (1) directly or indirectly, engage or invest in, own, manage, operate, finance, control or participate in the ownership, management, operation, financing, or control of, be employed by, be a consultant to, associated or in any manner connected with, lend credit to, or render services or advice to, any Competing Business (defined below); provided, however, that the Employee may invest in the securities of any enterprise (but without otherwise participating in the activities of such enterprise) if (x) such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, and (y) the Employee does not beneficially own (as beneficial ownership is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) in excess of 1% of the outstanding capital stock of such enterprise;

              (2) directly or indirectly, either as principal, agent, independent contractor, consultant, director, officer, employee, employer, advisor (whether paid or unpaid), stockholder, partner or in any other individual or representative capacity whatsoever, either for his own benefit or for the benefit of any other person or entity, solicit, divert or take away any suppliers or customers of the Employer or any of its subsidiaries or any prospective suppliers or customers of the Employer with whom the Employer has discussed (in person, by telephone, or in writing) possible business relationships during the 24-month period prior to the end of the Term; or





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              (3)    directly or indirectly, either as principal, agent,
                     independent contractor, consultant, director, officer, employee, employer, advisor (whether paid or unpaid), stockholder, partner or in any other individual or representative capacity whatsoever, either for his own benefit or for the benefit of any other person or entity
                     (i) hire, attempt to hire, contact or solicit with respect to hiring, any employee of the Employer or any of its subsidiaries, (ii) induce or otherwise counsel, advise or encourage any employee of the Employer or any of its subsidiaries to leave the employment of the Employer or any of its subsidiaries, or (iii) induce any representative or agent of the Employer or any of its subsidiaries to terminate or modify its relationship with the Employer or any such subsidiary.

In the event of any breach by the Employee of any covenant set forth in this
Section 6.1, the term of such covenant will be extended by the period of the duration of such breach.

       1.15 COMPETING BUSINESS. For purposes of this Agreement, "COMPETING BUSINESS" shall mean any individual, business, firm, company, partnership, joint venture, organization, or other entity engaged in the retail sale of lawn and garden products in the State of Texas.

       1.16 JUDICIAL MODIFICATION. The Employee agrees that if a court of competent jurisdiction determines that the length of time, geographic scope, or any other restriction, or portion thereof, set forth in Section 6.1 is overly restrictive and unenforceable, the court may reduce or modify such restrictions to those which it deems reasonable and enforceable under the circumstances, and as so reduced or modified, the parties agree that the restrictions of Section
6.1 shall remain in full force and effect. The Employee further agrees that if a court of competent jurisdiction determines that any provision of Section 6.1 is invalid or against public policy, the remaining provisions of Section 6.1 and the remainder of this Agreement shall not be affected thereby, and shall remain in full force and effect.

       1.17 ACKNOWLEDGMENTS. The Employee acknowledge that Section 6.1 is ancillary to the sale of the business and goodwill of Cornelius Nurseries Incorporated to Calloway's Nursery, Inc. Therefore, to protect the goodwill of Cornelius Nurseries Incorporated, and Confidential Information (as defined below) of the Employer, the Employee agrees to the restrictive covenants above.

       1.18 INJUNCTIVE RELIEF. If the Employee fails to perform the agreements in Section 6.1, the Employer will have the right to injunctive relief without posting any bond whatsoever, restraining the Employee from further violation, as well as damages and attorneys' fees.

                                   SECTION 7.
                                    REMEDIES

       1.19 REMEDIES. The Employee expressly acknowledges that the remedy at law for any breach of Section 6 will be inadequate and that upon any such breach or threatened breach, the Employer shall be entitled as a matter of right to injunctive relief in any court of competent jurisdiction, in equity or otherwise, and to enforce the specific performance of the Employee's obligations under those provisions. The rights conferred upon the Employer by the preceding sentence shall not be exclusive of, but shall be in addition to, any other rights or remedies which the Employer may have at law, in equity or otherwise. During any period in which the Employee is in breach of the covenants contained in Section 6, the time period of those covenants shall be extended for an amount of time that the Employee is in breach of the covenants.




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                                   SECTION 8.
                           REPRESENTATION BY EMPLOYEE

       1.20 REPRESENTATION BY EMPLOYEE. The Employee hereby represents and warrants to the Employer that the execution of this Agreement by the Employee and the Employee's performance of his duties hereunder will not conflict with, cause a default under, or give any party a right to damages under any other agreement to which the Employee is a party or is bound.

                                   SECTION 9.
                                     GENERAL

       1.21 GOVERNING LAW. This Agreement shall be governed by, construed, interpreted and applied in accordance with the laws of the State of Texas, without giving effect to any conflict of laws rules that would refer the matter to the laws of another jurisdiction.

       Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts serving Harris County, Texas, for the purposes of any action arising out of this Agreement, or the subject matter hereof.

       To the extent permitted by applicable law, each party hereby waives and agrees not to assert, by way of motion, as a defense or otherwise, in any such action (a) that such party is not personally subject to the jurisdiction of the above-named courts, (b) that the action is brought in an inconvenient forum, (c) that it is immune from any legal process with respect to itself or its property,
(d) that the venue of the suit, action or proceeding is improper, or (e) that this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

       1.22 BINDING EFFECT. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of, and be enforceable by, the respective heirs, representatives, successors (including any successor as a result of a merger or similar reorganization) and assigns of the parties hereto, except that the duties and responsibilities of the Employee hereunder are of a personal nature and shall not be assignable in whole or in part by the Employee.

       1.23 NOTICES. All notices required to be given under this Agreement shall be in writing and shall be deemed to have been given and received when personally delivered, or when mailed by registered or certified mail, postage prepaid, return receipt requested, or when sent by overnight delivery service, addressed as follows:


               If to the Employee:      C. Sterling Cornelius
                                        10723 Bayou Glen
                                        Houston, Texas  77042

               If to the Employer:      Calloway's Cornelius, Inc.
                                        2233 S. Voss Road
                                        Houston, Texas 77057
                                        Attention:  James C. Estill

               with a copy to:          Calloway's Nursery, Inc.
                                        4200 Airport Freeway, Suite 200
                                        Fort Worth, Texas 76117-6200
                                        Attention:  James C. Estill

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Such addresses may be changed from time to time by written notice to the other party.

       1.24 LEGAL FEES AND EXPENSES. The prevailing party in any legal proceeding based upon this Agreement shall be entitled to reasonable attorney's fees and court costs, in addition to any other recoveries allowed by law.

       1.25 ENTIRE AGREEMENT; MODIFICATION. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all other agreements (oral or written) with respect to the subject matter hereof. This Agreement may not be modified or amended in any way except in writing by the parties hereto.

       1.26 DURATION. Notwithstanding the termination of the Term and of the Employee's employment by the Employer, this Agreement shall continue to bind the parties for so long as any obligations remain under the terms of this Agreement.

       1.27 WAIVER. No waiver of any breach of this Agreement shall be construed to be a waiver as to succeeding breaches.

       1.28 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such provision or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

       1.29 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but together shall constitute one and the same Agreement.

       IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have duly executed this Agreement as of the day and year first written above.


                                            EMPLOYEE:


                                            /s/ C. Sterling Cornelius
                                            ---------------------------------


                                            EMPLOYER:

                                            CALLOWAY'S CORNELIUS, INC.


                                            By:    /s/ James C. Estill
                                                   --------------------------
                                                   James C. Estill
                                                   Chairman of the Board